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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      OCTOBER 31, 2006 (OCTOBER 26, 2006)

                            THE X-CHANGE CORPORATION
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)


        002-41703                                      90-0156146
        ---------                                      ----------
(Commission File Number)                    (IRS Employer Identification Number)


                      710 CENTURY PARKWAY, ALLEN, TX 75013
                      ------------------------------------
                    (Address of principal executive offices)


                                  972.747.0051
                                  ------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 26, 2006, AirGATE Technologies, Inc. ("AirGATE"), a wholly owned subsidiary of The X-Change Corporation, entered into a Development Agreement with Graco Children's Products, Inc. ("Graco"), a unit of Newell Rubbermaid Inc. (the "Agreement").

         Under terms of the Agreement, AirGATE will receive a total of $225,000 (the "Consideration") for development of certain technology (the "Project"). $67,500 of the Consideration is due to AirGATE upon the execution and delivery of the Agreement. The remaining $157,500 of the Consideration shall be earned by and paid to AirGATE upon meeting certain milestones set forth in the Agreement.

         In addition, if the Project is successfully commercialized, the Agreement provides that AirGATE will be paid a per unit royalty by Graco. AirGATE will begin receiving the royalty, if any, at the start of production and shall continue to receive any such royalty for a period of 7 years thereafter.

         The foregoing is a summary description of certain terms of the Agreement. The Agreement (as redacted if necessary and to the extent allowed under applicable law as X-Change intends to seek confidential treatment of the material confidential terms of the Agreement) will be filed as an exhibit to a future X-Change periodic report as required by the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. The foregoing summary is qualified in its entirety by the text of the Agreement.


ITEM 7.01         REGULATION FD DISCLOSURE

         On October 25, 2006, the Company issued a press release to announce the transactions described in Item 1.01 of this report, a copy of which is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

         The information contained in Item 7.01 of this report and in Exhibit
99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit
Number            Description
------            -----------

99.1 Press Release dated October 25, 2006 (attached hereto and furnished but not filed).



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 31, 2006

                                                     THE X-CHANGE CORPORATION


                                            By:      /s/  Michael L. Sheriff
                                                     ---------------------------
                                                     Michael L. Sheriff
                                                     Chief Executive Officer




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                                INDEX TO EXHIBITS

Exhibit
Number            Description
------            -----------

99.1 Press Release dated October 25, 2006 (attached hereto and furnished but not filed).